EMPLOYEE INVESTMENT PLAN OF
                               LEVI STRAUSS & CO.


                                    AMENDMENT


         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, Section 18 of the EIP provides that LS&CO. may amend the EIP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the EIP to provide an additional method of distribution after the death of a Participant; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to adopt amendments to the EIP and to delegate to certain other officers of LS&CO. the authority to adopt amendments to the EIP; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to amend the EIP (subject to specified limits) and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Fred D. Paulenich;

         NOW, THEREFORE, effective of the date set forth below, Section 11.7 of the EIP is hereby amended in its entirety as follows:

         "11.7 Death Benefit.
               -------------

                  (a) If a Member dies on or after the commencement of a distribution of his or her Plan Benefit in accordance with Section 11.5(a) but before the entire interest of his or her Plan Benefit is distributed, the remaining portion of such Member's Plan Benefit will be distributed to the Member's Beneficiary in a single lump sum payment as soon as reasonably practicable after the Member's death.

                  (b) Subject to Section 11.6, if a Member dies before the commencement of a distribution of his or her Plan Benefit in accordance with
Section 11.5(a), then the Member's Beneficiary will be entitled to receive the Member's Plan Benefit as soon as reasonably practical after the Beneficiary files a claim with the Administrative Committee on the prescribed form. Regardless of whether the Beneficiary files a claim with the Administrative Committee on the prescribed form, except as provided below, such Member's entire interest in his or her Plan Benefit will be distributed to the Member's

Beneficiary on or before the December 31 of the calendar year which contains the fifth anniversary of the date of such Member's death. Notwithstanding the foregoing sentence, if a Member dies before the commencement of a distribution of his or her Plan Benefit in accordance with Section 11.5(a) and if (i) any portion of such Plan Benefit is payable to or for the benefit of a "Designated Beneficiary," as defined under section 401(a)(9) of the Code, and (ii) such portion will be distributed (in accordance with Regulations prescribed by the IRS) over the life of such Designated Beneficiary (or over a period not extending beyond the life expectancy of such Designated Beneficiary), then:

                           (i) in the event that such Designated Beneficiary is not the Member's Surviving Spouse, the distribution of such portion will commence on or before the December 31 of the calendar year immediately following the calendar year in which the Member died; and

                           (ii) in the event that such Designated Beneficiary is the Member's Surviving Spouse, the distribution of such portion will commence on or before the later of:

                                    (A)     the  December  31  of  the  calendar
                  year immediately following the calendar year in which the Member dies; and

                                    (B)     the  December 31 of the  calendar
                  year in which the Member  would have attained age 70-1/2.

In the event that such Designated Beneficiary is the Member's Surviving Spouse, but such Surviving Spouse dies before the distribution to him or her begin, this
Section 11.7(b) shall be applied as if the Surviving Spouse were the Member. Any payment of a Member's Plan Benefit under this Section 11.7 shall be in accordance with section 401(a)(9) of the Code."

                                      * * *

         IN WITNESS WHEREOF, LS&CO. has caused this instrument to be executed by its duly authorized officer this _____ day of ____________________, 2000.

                              LEVI STRAUSS & CO.


                              --------------------------------------------------
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources